Welcome: HIP Teach-In John Zoeller Vice President and Treasurer June 13, 2024

EVERY PIECE MATTERS Agenda 2 Welcome John Zoeller Vice President and Treasurer Every Piece Matters Albert Chao President and Chief Executive Officer Leading Positions Across Diverse End Markets Bob Buesinger Executive Vice President – Housing & Infrastructure Products, IT & Digital Products and Solutions for When Every Piece Matters Scott Szwejbka Vice President – Westlake Royal Building Products Differentiated Producer of Superior PVC and PVCO Pipe and Fittings Andre Battistin Vice President – Westlake Pipe and Fittings Value-Added and Differentiated Platform Renee Havrilla Vice President – Westlake Global Compounds Delivering Shareholder Value Steve Bender Executive Vice President and Chief Financial Officer Q & A

EVERY PIECE MATTERS 96 Years Combined Experience at Westlake +212 Years Combined Industry Experience Introduction of the Housing & Infrastructure Products (HIP) Team Every Piece Matters: The Right People in the Right Places 3 Albert Chao President and Chief Executive Officer • 37 years at Westlake • 40+ years in the industry Robert Buesinger Executive Vice President Housing & Infrastructure Products, IT & Digital • 14 years at Westlake • 40+ years in the industry Andre Battistin Vice President Westlake Pipe and Fittings • 8 years at Westlake • 38 years in the industry Steven Bender Executive Vice President and Chief Financial Officer • 19 years at Westlake • 40+ years in corporate finance Scott Szwejbka Vice President Westlake Royal Building Products • 7 years at Westlake • 20 years in the industry Renee Havrilla Vice President Westlake Global Compounds • 11 years at Westlake • 34 years in the industry

Every Piece Matters Albert Chao President and Chief Executive Officer

EVERY PIECE MATTERS What You Will Hear Today 5 1 Westlake’s Housing & Infrastructure Products (HIP) and Performance & Essential Materials (PEM) segments are highly complementary and combined portfolio has significant commercial advantages 2 HIP comprised of robust businesses, with market-leading positions across Westlake Royal Building Products , Westlake Pipe & Fittings, and Westlake Global Compounds 3 Well-positioned to execute on a portfolio of opportunities by leveraging proven product and solutions innovation capabilities, operational excellence, and value-creating capital allocation 4 Disciplined investment culture and a strong balance sheet provide the ability to weather economic cycles and generate strategic bottom-line growth 5 Strong and experienced leadership team with a track record of operating excellence, asset allocation, and successful acquisitions and integrations, driving long-term value creation

EVERY PIECE MATTERS Westlake’s Mission and Values 6 Our mission is to serve our customers by safely and reliably producing quality and sustainable products and materials that enhance people’s lives every day HEALTH, SAFETY & ENVIRONMENT (“HSE”) OUR PEOPLE QUALITY & CONTINUOUS IMPROVEMENT COMPETITIVENESS CITIZENSHIP Our Values

EVERY PIECE MATTERS Benefits of Integrated HIP and PEM Portfolio 7 More Stability in Earnings and Cashflow • PEM and HIP cycles generally do not overlap • HIP provides insight into housing and construction product demand • Vertical integration lowers unit cost production and creates highly reliable operations across both segments Westlake’s Cashflow Profile Supports Investment in HIP • HIP has substantial access to capital from Westlake • Enables innovation and efficiency investments in HIP’s operations Enhances Product Innovation Across Both Segments • Leveraging PEM’s material science and HIP’s product expertise • Strongly supports introduction of technically advanced products HIP Creates New Opportunities In Which to Apply Proven M&A Skills • Leveraging M&A expertise in disciplined capital deployment and successful integration • Enables strategic acquisition opportunities in fragmented industry • Allows opportunistic capital allocation across segments Combined Segments Offer Lower Volatility and Greater Reliability to Westlake Investors and Customers Performance & Essential Materials Housing & Infrastructure Products

EVERY PIECE MATTERS Westlake’s High Degree of Product Integration Combined With Globally Advantaged Low-Cost Position Housing and Infrastructure Products Diversified and Complementary End Products WLK Caustic Soda WLK Chlorine WLK PVC Stone, Metal, Etc… All Ethane Feedstock Capability Chlorinated Products Epoxy Polyethylene Styrene WLK Ethylene Name Brands Driving Margin Stability 8

EVERY PIECE MATTERS Westlake has reduced total Scope 1 & 2 greenhouse gas emissions intensity by 18%2,3 Goal of reducing Scope 1 & 2 emissions intensity by 20% by 20303 Sustainability as a Focus and a Competitive Advantage 9 (1) We consider a product to be “sustainable” if it improves energy efficiency, reduces material consumption, increases use of renewable power and/or feedstock, or contributes to a circular economy (2) As of December 31, 2022 (3) From 2016 baseline Investments In Sustainability Capabilities1 • Dimex acquisition expands Westlake’s product portfolio in a variety of consumer products through one of the largest processors of post-industrial recycled plastics material in the U.S. • Commenced pilot testing for innovative technology for recycling of single-use plastic waste from medical institutions, one of the leading consumers of single- use plastic, enabled by Dimex acquisition Continuing Creation of Innovative Products • Molecularly Oriented (PVCO) Pipe engineering solution for lighter-weight, more durable PVC pipe that is manufactured with a lower-carbon footprint than any other water main pipe materials; used in housing and infrastructure • A-B-A pipe is a 3-layer PVC pipe that uses post-industrial PVC in center core • Decorative stone uses 138 million pounds per year of combined scrap and post-industrial recycled materials Strong Relationship with Associations for Environmental Production

EVERY PIECE MATTERS Committed to Excellence 10 Accelerate Growth Driving disciplined growth through attractive organic and inorganic opportunities across both segments Created “One Westlake” brand, including products that meet customer needs in a more sustainable way Sustainability Focus Empowering employees by enabling an ownership mentality and putting safety first Empower Employees Continuously improving our products and operations through investment in innovation and technology Continuous Innovation Strong capital stewardship supported by a long history of applying a shareholder- oriented, economic value- added (EVA) approach Allocate Capital

# Summarizing the Westlake Economic Engine

## Westlake Operating System

- Investing organically to increase integration
- Acquiring assets and technology to access higher value-added products and markets
- Achieving operational excellence through efficient allocation of capital, continuous improvement, empowering employees, and focus on sustainability
- Leveraging best-in-class technology and processes inherited through M&A across global footprint
- Vertical integration between PEM and HIP

| | Core Market Drivers | Organic Growth Enhancers | Inorganic Growth Opportunities | Margin Enhancers |
|---|---|---|---|---|
| Performance & Essential Materials | • Advantaged geographic footprint for low-cost and resilient production<br>• Significant feedstock and production capacity<br>• Positive supply and demand dynamics | • Investing in superior in-house R&D<br>• Leveraging global sales team<br>• Vertical / Downstream integration<br>• PVC, EDC & VCM expansions | • Epoxy brought new growth platform<br>• Penetrating new and sustainable end markets and adjacencies through acquisitions | • Investing in automation and digitization<br>• Shifting mix to higher growth and higher margin applications |
| Housing & Infrastructure Products | • Strong market position across most product categories<br>• Favorable housing and construction trends due to underbuilding<br>• Demographic trends | • Integration of recent acquisitions provides cross-selling opportunities and more complete product offering across distribution network<br>• Top-tier market positions drive market penetration | • Boral, Lasco, and Dimex brought leadership positions and new platforms for growth<br>• Penetrating new end markets and adjacencies through acquisitions | • Recycled flexible PVC and PE compounds<br>• Delivering on cost synergies from acquisitions<br>• High-valued compounding capacity<br>• Improved PVCO margins<br>• Lowering cost per unit through automation and throughput |

## Financial Outputs

**Outperforming Many Peers**
in EBITDA margin, ROCE and ROA

**FCF Generation Improvement**

**Reinvestment**
in Production and Product Innovation and Value-Added Brands


EVERY PIECE MATTERS

11 | Westlake

Leading Positions Across Diverse End Markets Bob Buesinger Executive Vice President – Housing & Infrastructure Products, IT & Digital

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS Key Messages 13 1 We are building on leading positions across attractive housing and infrastructure markets driven by strong underlying demand fundamentals for new residential construction and repair and remodel activity 2 We deliver superior customer value through respected brands, wide product breadth, expansive geographic presence, and high product quality 3 We have ongoing initiatives to improve operating efficiency across our organization through disciplined operational focus and automation, which we expect will drive sustained margin expansion 4 We are collectively investing in new product innovation to increase our sales to help our customers gain market share 5 We generate meaningful cross-selling opportunities through strong customer relationships, a growing portfolio, and an expanding footprint

# HIP At-a-Glance: Diverse Portfolio With Broad Market Exposure In Which Every Piece Matters

## $4.3B
**HIP Total Revenue[1]**

## $3.6B
**Housing**

| | |
|---|---|
| **Siding, Trim, & Shutters** | • Premium housing siding |
| **Roofing** | • Premium clay, composite, concrete, and stone-coated metal roofing |
| **Decorative Stone** | • Exterior and interior premium decorative stone |
| **Windows** | • New construction windows |
| **Pipe & Fittings** | • Fresh water |
| **PVC Compounds** | • Electrical |

## $0.7B
**Infrastructure**

| | |
|---|---|
| **Pipe & Fittings** | • Fresh water and sewer<br>• Agriculture irrigation |
| **PVC Compounds** | • Automotive and aerospace<br>• Medical |

**Westlake Royal Building Products™**

Westlake Royal Building Products' revenue, which is all Housing-related, comprises approximately half of HIP's annual revenue

**Westlake Pipe & Fittings**

Westlake Pipe & Fittings' revenue, which is both Housing- and Infrastructure-related, is the next largest component of HIP's annual revenue

**Westlake Global Compounds™**

Westlake Global Compounds' revenue is both Housing- and Infrastructure-related

**~21,800** Customers[2]

**45** Distribution Centers

**70** Manufacturing Sites

**34** Market Segment / Product Categories

**~62,000** SKUs

**~8,100** Employees



HOUSING & INFRASTRUCTURE PRODUCTS
EVERY PIECE MATTERS

(1) Revenue is for the twelve-month period ended March 31, 2024
(2) Current data for Westlake Housing and Infrastructure Products ("HIP")

14 | Westlake

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS End Markets Supported by Favorable Long-term Macro Trends 15 ANNUAL U.S. HOUSING STARTS (THOUSANDS)1 0 500 1,000 1,500 2,000 2,500 2004 2008 2012 2016 2020 2024E 2028E 2032E 50-Year Average 10+ Years of Underbuilding Supports Favorable Long-Term Fundamentals Underbuilding of homes since 2007-2009 financial recession creates significant cumulative deficit in available homes, supporting longer term growth Favorable demographics; increasing amount of U.S. population to be in peak household formation years R&R activity expected to provide steady growth driven by large number of homes in prime remodel age, healthy home equity levels, homeowners with low-rate mortgages staying in place, and significant backlog of projects U.S. POPULATION AGE 35-44 (MILLIONS)2 35 40 45 50 2004 2008 2012 2016 2020 2024E 2028E Peak Household Formation Years (1) National Association of Home Builders (NAHB) Long-Term Housing Forecast (2) U.S. Census Bureau (3) John Burns Research and Consulting, LLC (April 2024) 0 100 200 300 400 500 600 700 2007 2012 2017 2022 2027E U.S. RESIDENTIAL REPAIR & REMODELING ($B)3 3.5% CAGR

# Compelling Growth Opportunities Across HIP End Markets

## Capturing share in attractive and steadily growing market

- Offering customers product breadth and depth across HIP with innovative and durable products
- Leveraging customer relationships across different HIP businesses to cross-sell
- Benefitting from partnerships with large, nationwide builders that are gaining market share

## Secular growth drivers

- Underbuilt housing supply
- Increasing demand through population growth and favorable demographics
- Repair and remodel activity provides steady growth

## Westlake offers differentiated solutions

- Durability
- Low maintenance
- Innovation
- Broad product portfolio
- Unmatched distribution and geographic reach


~$84B
TAM[1]
3%-5%
Expected TAM CAGR
5%-7%
Expected HIP Organic CAGR

(1) Overall HIP Total Addressable Market (TAM) based on internal estimates


HOUSING & INFRASTRUCTURE PRODUCTS
EVERY PIECE MATTERS
16 | Westlake

# Westlake Has Grown Via Acquisitions and Organic Investments to Become a Leader in North American Building Products

**FY 2023 REVENUE (MILLIONS)[1]**


$1,100
Trex
$1,400
THE AZEK COMPANY
$2,600
LP
$3,800
James Hardie
$4,200
HIP
$4,300
JELD-WEN
$4,600
Fortune Brands
$8,000
MASCO
$9,700
OWENS CORNING

**Substantial growth since 2016 driven by both organic market growth and strategic M&A, creating one of the leading providers of housing and infrastructure products through Westlake Royal Building Products, Westlake Pipe & Fittings, and Westlake Compounds**

| 1993–2016 | 2016 | 2019 | Aug 2021 | Sept 2021 | Oct 2021 |
|---|---|---|---|---|---|
| Began developing expansive portfolio of building products | Acquired Royal Building Products | Acquired NAKAN Global Compounds and DaVinci Polymer Roofing | Acquired LASCO Fittings | Acquired Dimex Post Industrial Recycled Products | Acquired Boral North America Building Products |

HOUSING & INFRASTRUCTURE PRODUCTS
EVERY PIECE MATTERS

(1) Source: FactSet

17 | Westlake

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS Strong Brands with Expertise Across Attractive Markets 18 • Residential housing growth • PVC replacing iron and concrete pipe for water usage • Aging infrastructure and U.S. infrastructure bill spending • Electrification trend • 10+ years of underbuilding in U.S. residential housing • Demographics and work flexibility drive housing growth • Repair and remodel spend • U.S. infrastructure bill spending on power grid and broadband • Market-leading position in building and construction wire and cable • Medical equipment demand growth • Sustainable automotive interiors • Growing consumer commitment to Made-In-the-USA sustainable products

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS Comprehensive Interior and Exterior Solutions 19 Roofing and Accessories Aluminum and Rainware Windows Shutters, Mounts, and Vents Siding Exterior Trim Stone Veneer Columns Interior Trim Outdoor Living Indoor Pipe and Fittings Decking Municipal Pipe and Fittings Building Wire

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS Ability to Leverage Established Partnerships with Builders and Distributors Across HIP Portfolio 20(1) North America, 2021 (2) United States, 2021 (3) 2021 (4) United States, 2019 #1 Concrete Tile1 #1 Plastic Shutters1 #1 Decorative Stone1 #1 Clay Tile2 #1 Premium PVC and Poly-ash Trim1 #1 New Construction Windows (Texas) 3 #1 Composite Roofing4 Pipe & Fittings Royal Building Products Global Compounds HOMEBUILDER CUSTOMERS DISTRIBUTOR AND RETAIL CUSTOMERS COAST-TO-COAST PRESENCE

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS (1) Percent of sales from new products less than three years old Leveraging Technology to Deliver Innovative Solutions and Improve Productivity 21 Current Initiatives Driving Results Westlake Royal Building Products Innovative products to meet customer needs Market-leading positions in certain interior and exterior products that deliver value and performance Westlake Pipe & Fittings PVCO pipe Certa-Lok High-Rise Systems (HRS) Gaining market share through technical and value advantages from innovative products Westlake Global Compounds Innovative product introductions Tailored solutions, 100+ patents, ~30% vitality index1 support strong performance Delivering value for customers and shareholders • Productivity • Technology • Innovation • Customer partnerships

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS Market Leadership through Comprehensive Breadth and Depth of Products and Solutions 22 Large Geographic Footprint in North America Room for Further Expansion Underbuilt Housing Creates Under-Supplied Market Long-Lasting Products Industry-Leading Customer Satisfaction Right Products for the Right Markets Sustainable Solutions Competitive Differentiators Pivotal Compounds (PIR/PCR) A-B-A, PVCO, Dimex Synergies and Shared Resources Across HIP Businesses Lead to Success

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS Infrastructure Bill Additional Growth Tailwind Right Assets in Right Locations to Capitalize on Trend 23• Data as of April 2024; source: https://www.whitehouse.gov/build/ • American Society of Civil Engineers rated America’s infrastructure at a C- in their most recent report from 2021, up from a D+ in 2017 • Infrastructure Bill is expected to result in infrastructure upgrades across the country • Targeted infrastructure projects often include element of water management, including replacing aging infrastructure with a better solution, such as PVC or PVCO pipe • Positioned to benefit from this activity through large, national reach • Partnerships with distributors are competitive advantage • Innovative products meet desired specifications (1) Source: American Society of Civil Engineers 2021 Report Card for America’s Infrastructure D No DataD+C-C+ Pipes & Fittings LocationsRoyal Building Products Locations Global Compounds Locations C WESTLAKE HIP POSITIONED TO HELP CUSTOMERS UPGRADE AMERICA’S INFRASTRUCTURE ASCE Infrastructure Grades1

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS Case Study | Large Geographic Footprint in North America with Room for Further Expansion 24 OPPORTUNITY Capture market share in growing geographies • Most of North America remains underbuilt on housing • Certain U.S. geographies are experiencing rapid growth, such as the West and the Southeast SOLUTION Westlake has operations across North America, including Canada and Mexico • Westlake HIP has manufacturing plants and distribution centers across North America • Westlake HIP has grown through significant acquisitions to help further solidify large-scale position RESULTS 7.0%1 organic HIP revenue CAGR since 2020 • Able to capture market share in highest growth markets • Strong relationships built with national homebuilders and distributors (1) Stated on a pro-forma basis which includes 2021 acquisitions

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS Case Study | Long-Lasting Products that are Easy to Install with Industry-Leading Customer Satisfaction 25 OPPORTUNITY Strong demand from homebuilders for sustainable products that are easy to install • Large demand for building products that are durable and sustainable • Low maintenance and ease of installation are critical factors during purchasing process SOLUTION Westlake HIP offers wide variety of sustainable products for customer needs • Durable products include: • PVCO pipe • Vinyl siding • Roof shingles • Products easy to install: • Vinyl siding • Versetta panelized stone RESULTS Westlake HIP solutions have displaced alternative, less desirable products • PVC pipe has grown from 22% to 29% of total potable water installed base since 2018 and is most used material for water pipe in North America • Strong customer satisfaction from Westlake HIP products

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS Case Study | Our Sustainable Solutions are Competitive Differentiators 26 OPPORTUNITY Customers want safe, durable products • Municipalities want to ensure longevity of their infrastructure investments • Both housing and infrastructure customers look for product safety and durability • Customers increasingly consider sustainability when selecting products SOLUTION Westlake HIP products are safe, durable and many are made from recycled materials • Westlake Dimex is focused on mechanically recycled materials • Ability to deliver finished products with high recycled content, which provides 15%-20% cost savings compared to alternative products produced with prime resins • These recycled materials are then used in lawn and landscape edging, industrial and residential mats, siding products, and sewer pipes RESULTS Westlake has grown market share and sales • Future growth area to collect more polyethylene industrial film like stretch films to make our recycled compounds • Dimex PIVOTAL compounds sales revenue +48% YTD, and total Dimex sales revenue is +10%

HOUSING & INFRASTRUCTURE PRODUCTS EVERY PIECE MATTERS Key Takeaways 27 1 We are building on leading positions across attractive housing and infrastructure markets driven by strong underlying demand fundamentals for new residential construction and repair and remodel activity 2 We deliver superior customer value through respected brands, wide product breadth, expansive geographic presence, and high product quality 3 We have ongoing initiatives to improve operating efficiency across our organization through disciplined operational focus and automation, which we expect will drive sustained margin expansion 4 We are collectively investing in new product innovation to increase our sales to help our customers gain market share 5 We generate meaningful cross-selling opportunities through strong customer relationships, a growing portfolio, and an expanding footprint

Products and Solutions for When Every Piece Matters Scott Szwejbka Vice President – Westlake Royal Building Products

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS Key Messages 29 1 We are a leading provider of building products and solutions for every house, including interior and exterior applications that deliver value and performance with durability and aesthetics 2 We have significant exposure to long-term secular demand trends in the new construction and repair and remodel sectors supported by underbuilt housing and demographically growing demand that drive sustainable growth 3 Our breadth of products, brands, and geographic reach are significant competitive advantages, making us a trusted partner for large homebuilders and distributors 4 Using product innovation and strategic M&A to expand our solutions portfolio and reach, enhancing cross-selling opportunities and supporting our growing customer base 5 Westlake products are exceptionally well positioned to meet consumer preferences of durability, ease of installation, low maintenance, and aesthetics

# Royal Building Products At-a-Glance

## Growth Drivers

- **Strong housing construction demand and steady growth in repair and remodel spend**
- **Partnerships with nationwide homebuilders who are gaining market share**
- **Coast-to-coast footprint**
- **Innovation in product offerings**
- **Shifting consumer preferences post Covid**
  - Work from home
  - Outdoor living
- **Replacing alternative products due to significant competitive differentiators**
  - Curb appeal
  - Weather and fire resistant
  - Durability
  - Low maintenance
  - Cost
  - Service to all markets

### CONSTRUCTION VS. REMODEL


50%
Revenue[1]
50%
New Residential Construction
Repair & Remodel

### ONE-STEP VS. TWO-STEP DISTRIBUTION


29%
Revenue[1]
71%
One-Step
Two-Step

**~18,000**
Customers[2]

**41**
Manufacturing Sites

**20**
Product Categories

**~30,400**
SKUs

**~5,300**
Employees

(1) Based on revenue for the twelve-month period ended March 31, 2024
(2) Current data for Westlake Housing and Infrastructure Products ("HIP")

WESTLAKE ROYAL BUILDING PRODUCTS™
EVERY PIECE MATTERS
30 | Westlake

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS Well-Positioned to Capitalize on Favorable Long-Term Housing Demand Trends 31 • Positive underlying market drivers are providing tailwinds for the business • Demographic trends support long-term growth in housing starts • U.S. is underbuilt on single family housing • Long-term need for additional housing is growing with favorable demographics • Westlake is well-positioned due to innovative solutions, large geographic presence, and product breadth 38.7 62.2 70.6 75.7 79 38.1 62.0 70.3 76.0 79.0 Less than 35 35 - 44 45 - 54 55 - 64 65 and over Q4 2022 Q4 2023 HOMEOWNERSHIP RATES BY AGE OF HOUSEHOLDER1 U.S. POPULATION AGE 35-44 (MILLIONS)2 20 30 40 50 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025E 2030E Peak Household Formation Years (1) National Association of Home Builders (NAHB) (2) U.S. Census Bureau

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS 0 100 200 300 400 500 600 700 2007 2012 2017 2022 2027E Repair and Remodel Activity Expected to Deliver Durable Growth Bolstered By Secular Trends 32 U.S. RESIDENTIAL REPAIR & REMODELING ($B)1• Homeowners are looking for high-value products to make repairs and upgrades • Shifting lifestyle trends prompted by growing desire to spend time outside plus an increase in work-from-home employment is spurring consumer choices • Low supply of available housing favors making upgrades with current residence vs. relocating to newer or larger home • Strong relationships with large distributors and retailers plus broad product portfolio position us to benefit from these trends 3.5% CAGR (1) John Burns Research and Consulting, LLC (April 2024)

# Strengthening Market Position Through Accretive Acquisitions and Innovative New Products



**1970**
**Founded**
Royal Building Products, first products were in vinyl window extrusions

**1990's**
**Expansion**
Acquired three aluminum plants, now consolidated to one: Carrier & Bisson (1993), Nuco (1995), Beta Co. (1998)

**1998**
**Launched Foundry Shake Products**
Patented, low-cost polymer shake side wall that is realistic and panelized

**2001**
**Marley Mouldings Acquisition**
Producer of cellular PVC extrusions

**2011**
**Exterior Portfolio Acquisition**
Purchased Exterior Portfolio brand of vinyl siding from Crane
**Launched Celect Siding**
Cellular composite siding to compete with fiber cement

**2012**
**Launched TruExterior Siding & Trim**
Poly-ash products, that compete with wood and fiber cement trim and use recycled materials
**Launched Zuri Decking**
Premium decking to compete with exotic hardwood materials with less maintenance

**2016**
**Axiall Acquisition**
Provides platform with clear path for strategic investments in organic and inorganic growth

**2019**
**DaVinci Roofscapes Acquisition**
A leading polymer roofing materials business

**2021**
**Boral North America Acquisition**
Enhanced capability to have a product on every North America home by expanding number of product categories, geographic footprint, and materials used

WESTLAKE ROYAL BUILDING PRODUCTS™
EVERY PIECE MATTERS
33 | Westlake

# Driving Value Through Broad Range of Products and Solutions Across Essential Building Product Categories

## Leading products across key categories delivers value to buyers, homebuilders, and distributors, enabling cross-selling opportunities

| Siding & Accessories | Trim & Moldings | Decorative Stone | Roofing | Windows | Outdoor Living |
|---|---|---|---|---|---|
| • Shutters<br>• Siding<br>• Trim<br>• Vents | • PVC Trim<br>• PVC Moldings<br>• Poly-Ash Trim | • Architectural Stone Veneer | • Concrete Tile<br>• Clay Tile<br>• Composite Tile<br>• Stone-Coated Metal<br>• Roofing Components | • Energy-Efficient Windows | • Decking<br>• Cabinets<br>• Fire bowls<br>• Fireplaces and pits<br>• Signature kitchens |
| **~$11B TAM** | **~$2B TAM** | **~$4B TAM** | **~$11B TAM** | **~$10B TAM** | **~$7B TAM** |
| **#1** Non-Wood Shutters<br>**#3** Premium Siding | **#1** Premium PVC Trim<br>**#1** Poly-Ash Trim | **#1** Architectural Stone Veneer | **#1** Concrete & Clay Tile<br>**#1** Composite Tile<br>**#2** Stone Coated Metal | **Leading position** in attractively growing markets in TX and surrounding areas | **Leading brands** driving higher penetration in Outdoor Living |
| ROYAL Siding<br>exterior PORTFOLIO<br>TruExterior Siding & Trim | ROYAL Trim & Mouldings<br>KLEER<br>skytrim | CULTURED STONE<br>ELDORADO STONE<br>VERSETTA STONE | DaVinci<br>NEWPOINT CONCRETE ROOF TILE<br>USTile Clay Roofing Products | Krestmark® Collection<br>Magnolia Collection | KINDRED OUTDOORS + SURROUNDS<br>ZURI |

(1) Total Addressable Markets (TAMs) based on internal and external estimates

WESTLAKE ROYAL BUILDING PRODUCTS™
EVERY PIECE MATTERS
34 | Westlake

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS Leveraging Relationships with National Builders and Distributors to Expand Market Share and Increase Cross-Selling 35 Prominent Customers Across North America • Expanding product portfolio and geography leads to larger share of customer spend (pull-through business / sales strategy) • Increased breadth and scale enables us to better serve the customer, creating more intimate, mutually beneficial relationship • Builds respect and trust from large national customers (distributors, homebuilders, big box retailers) as we demonstrate ability to meet their building product needs • Strengthening relationships with customers over time through continued execution positions us as a trusted partner

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS Using Technology to Enhance Customer Experience 36 • Using advanced AI to allow customer to preview all product styles and colors of their home from their phone or tablet • Ability to select type, texture, and color to match desired style • Automated chat function added to website for common requests • Automated system for calls saves time by finding customer answers more quickly • myWestlakeRoyal Portal is easy and intuitive self-service feature, allowing customers to complete transactions much quicker HomePlay Salesforce Automation • Marketing Cloud drives prospects and homeowners from inquirer to consumer • CRM to drive engagement through the sales process • CPQ price modules to be “easy to do business with”

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS Significant Cross-Selling Opportunities 37 Through Product IntegrationThrough Building Products Acquisitions Portfolio Expansion Focused on exterior building materials as well as finding interior spaces for products like trim and stone Adding more premium products across several categories Customers Strengthening relationships with distributors through solutions and e-commerce offerings Product Management Keeping the product offerings current and fresh Use color and design to stay abreast of trends while not forgetting traditional great looks Regional Expansion Strong presence in the West and South from Boral acquisition complements existing strong presence in the East and Midwest Customers Provides greater selection and product offerings Creates cross-selling opportunities to existing customers of both legacy brands Products Ability to sell at least one product on any home in North America

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS Case Study | Delivering Solutions to Meet Increasing Demand for Low Maintenance Products 38 OPPORTUNITY Low maintenance becoming an increasingly important factor when purchasing building products • Exterior products, such as roofing and siding, must be able to withstand elements and maintain beauty without costly or time-consuming upkeep • Consumers looking for cost-effective solutions that maintain curb appeal SOLUTION Our innovative products satisfy consumer demands while also providing lasting curb appeal and performance • Stands up to natural elements • Fire resistant • Long-lasting • Looks good year-after-year without the need for maintenance RESULTS Increasing sales of products with low-maintenance benefits • Best-in-class warranty throughout the portfolio • All products classified as low maintenance

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS Case Study | Using Automation to Increase Operational Efficiency and Reduce Costs 39 OPPORTUNITY Trends in labor rates and availability have driven need for alternative solutions • Rising labor rates pressure margins • Difficult environment to attract and retain talent • Large breadth of products creates manufacturing complexity • Customers require high quality and quick delivery SOLUTION Deploying automation across the organization to improve efficiency while also lowering costs • Adding automation in operations across all parts of the business to drive efficiency • Using automation in back office to complete redundant tasks RESULTS Automation initiatives have improved cost structure and customer service • Significant safety improvements and eliminates the most difficult job at the plant • 12 head count reduction • 7% throughput increase • ~ 4-year payback and 31% IRR

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS Case Study | DaVinci Roofing Offers Superior Durability and Low Maintenance 40 OPPORTUNITY Roof material needs to be durable and low maintenance with lasting curb appeal • Certain environments, such as areas prone to harsh winters, high wind, and significant precipitation, require durable materials • Homeowners desire low maintenance materials that retain curb appeal SOLUTION DaVinci roofing products are superior to alternative materials • Composite materials stand up well to all weather conditions • Homeowners select DaVinci due to appearance, durability, and low-maintenance • Installers prefer ease of installation RESULTS Westlake is gaining market share in competitive roofing sector • DaVinci sales are outpacing the market for both natural material alternatives as well as asphalt shingles • DaVinci is warranted to last versus natural materials with no warranty • DaVinci shingles offers Class 4 impact resistance, Class A fire rating, and 110-mph wind rating

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS 41 OPPORTUNITY Environmentally conscious consumers seek products that are sustainable and energy efficient • Low environmental impact in production of building products • Components that will reduce energy consumption for heating and cooling SOLUTION Westlake Royal Building Products provides solutions that deliver on customers’ sustainability initiatives • Composite materials have lower environmental impact than alternatives such as natural wood; incorporating recycled materials further reduces environmental impact • Roofing, siding, and windows designed to maximize R-value and minimize thermal breaks RESULTS Customers are demonstrating preference for environmental advantages • Environmental Product Declarations shows that our vinyl siding is the most environmentally friendly siding product to use over its lifetime • Decorative stone uses 117 million pounds of post-industrial recycled material • Foundry Shake products can use up to 90% recycled polymer • Ease of installation further enhances customer satisfaction Case Study | Product Offerings that are Sustainable and Deliver Energy Efficiency

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS Growth Drivers and Opportunities 42 Economic Growth • U.S. GDP Building Products Growth • Underbuilt housing • Favorable demographics • Aged housing • Repair and remodel growth Organic Share Growth • Organic investments • Innovations • Cross-selling • Aligned with leading customers • Automation and efficiency • ROIC-driven culture and track record Inorganic Growth • Proven track record of accretive acquisitions and integration • Fragmented industry • Sales and distribution platform in place • Opportunistic mindset • ROIC-driven culture and track record ~5%-7% Organic Growth Target + Additional Inorganic Growth

WESTLAKE ROYAL BUILDING PRODUCTS EVERY PIECE MATTERS 43 1 We are a leading provider of building products and solutions for every house, including interior and exterior applications that deliver value and performance with durability and aesthetics 2 We have significant exposure to long-term secular demand trends in the new construction and repair and remodel sectors supported by underbuilt housing and demographically growing demand that drive sustainable growth 3 Our breadth of products, brands, and geographic reach are significant competitive advantages, making us a trusted partner for large homebuilders and distributors 4 Using product innovation and strategic M&A to expand our solutions portfolio and reach, enhancing cross-selling opportunities and supporting our growing customer base 5 Westlake products are exceptionally well positioned to meet consumer preferences of durability, ease of installation, low maintenance, and aesthetics Key Takeaways

+ Differentiated Producer of Superior PVC and PVCO Pipe and Fittings Andre Battistin Vice President – Westlake Pipe and Fittings + + + + + +

WESTLAKE PIPE & FITTINGS EVERY PIECE MATTERS Key Messages 45(1) See PVCO explanations on pages 59 and 60 1 We are one of the nation’s largest providers of PVC-based water management solutions to a variety of municipal, infrastructure, and residential end markets 2 We serve water infrastructure markets with robust, long-term demand trends for clean, fresh drinking water and waste and storm solutions, for both new construction and replacement 3 We provide highly innovative products and integrated solutions, including pipe and fittings systems as well as lightweight, more sustainable alternatives1 4 We deliver value to our customers through high quality service and distribution that ensures prompt and reliable delivery across our footprint 5 PVC offers technical and value advantage over alternative materials leading to pipe market share gains through ongoing investments to replace aging infrastructure

# Pipe and Fittings At-a-Glance

## North American Growth Drivers

- **Municipal and Government spending for infrastructure enhancement**
  - 33% of all installed pipe is 50+ years old
  - EPA estimates $420B investment needed to maintain underground water distribution over next 20 years
- **Strong housing construction demand; John Burns estimates 18.6M new houses needed in U.S. over next 10 years[1]**
- **Multi story and high-rise construction**
- **PVC is preferred material for potable water and sewer installations, increasing from 22% to 29% of total potable water installed base since 2018**
- **Growing demand for agricultural irrigation**

## STRATEGIC FOOTPRINT


Approximate Areas of High Single-Family Permits Growth[2]
Pipe MFG
Fittings MFG
Distribution

- Westlake serves all major markets with its well-placed Pipe & Fittings footprint
- Well-positioned to capitalize on areas with most housing starts and greatest infrastructure needs

**~2,700**
Customers[3]

**15**
Distribution Centers

**15**
Manufacturing Sites

**6**
Market Segments

**>30,000**
SKUs

**~1,700**
Employees

WESTLAKE PIPE & FITTINGS
EVERY PIECE MATTERS

(1) John Burns Research and Consulting, LLC (April 2024)
(2) National Association of Home Builders (NAHB)
(3) Current data for Westlake Housing and Infrastructure Products ("HIP")

46 | Westlake

# Heritage of Leadership in Pipe and Fittings

## 1993–2009

### Acquisitions

- Acquired first PVC pipe plant in Wichita Falls, TX
- Added PVC pipe production with plants in Janesville, WI, Booneville, MS, Yucca, AZ, and Leola, PA

## 2013

### Acquisition

Acquired CertainTeed's business with PVC pipe production in McPherson, KS and Lodi, CA

## 2016

### Acquisition

Acquired Axiall and Royal Pipe plants in Woodbridge, ON and Abbotsford, BC and Plastic Trends injection molded fittings in Shelby, MI

## 2021

### Acquisition

Acquired LASCO Fittings injection molded fittings in Brownsville, TN

### Innovation

Launched PVCO pipe in North America

## 2022

### Brand Launch

Launched Westlake Pipe & Fittings, replacing all legacy brands

## 2024

### Investment

Breaking ground on new PVCO plant in Wichita Fall, TX

### Innovation

Introduced A-B-A pipe utilizing recycled material

WESTLAKE PIPE & FITTINGS
EVERY PIECE MATTERS
47 | Westlake

# Leading Market Position with Attractive Growth Opportunities

- Attractive secular market growth bolstered by unique integrated solutions and a leading market position
- Leading North American market presence provides scale and capability to enable strong partnerships with key distributors
- PVC is displacing other types of materials for pipes, such as cast iron, ductile iron, and concrete, enabling Westlake to gain pipe market share
  - PVC has the lowest failure rate of alternative water main pipe materials[1]
  - PVC has the lowest environmental impact over life cycle phases (production, transport, installation, and use)[2] among PVC, HDPE, ductile iron, and concrete pipes



**$36B**
TAM[3]

**Overall Pipe & Fittings market expected to grow at 4%[3]**

**4%-6%**
**Expected Westlake Pipe & Fittings Organic CAGR**


24%
Application Mix[4]
76%
Housing
Infrastructure


19%
Product Mix[4]
81%
Pipe
Fittings


5%
13%
18%
End Markets[4]
64%
Municipal
Plumbing
Irrigation / Well
Electrical

WESTLAKE PIPE & FITTINGS
EVERY PIECE MATTERS

(1) Utah State study
(2) Unibell Life Cycle Assessment / Chris DeArmitt Plastics Distraction PPI 2022
(3) Total Addressable Market (TAM) and projected market growth based on internal estimates
(4) Based on revenue for the twelve-month period ended March 31, 2024

48 | Westlake

# A Leading Provider of Integrated Pipe and Fitting Solutions for Water Management Ecosystem

- Large diameter water and sewer transmission lines for new housing developments
- Fabricated fittings connect larger-diameter municipal lines to small-diameter residential and commercial water and sewer systems
- Differentiating innovation
  - PVCO provides approximately 10% more internal flow area compared to traditional Westlake PVC pipes
  - Certa-Lok provides superior connections
- Complementary electrical PVC conduit products for pool & spa applications


Irrigation Applications
Commercial Applications
Agricultural Applications
Pool and Spa Applications
PVC Sewer Fittings
PVC Sewer Pipe
PVC Potable Fittings
Certa-Lok Connections
PVC Potable Pipe
PVC Highway Underdrain Pipe

WESTLAKE PIPE & FITTINGS
EVERY PIECE MATTERS
49 | Westlake

WESTLAKE PIPE & FITTINGS EVERY PIECE MATTERS (1) National Association of Home Builders (NAHB) Long-Term Housing Forecast (2) U.S. Census Bureau Positioned to Capitalize on Growing Housing Demand ANNUAL U.S. HOUSING STARTS (THOUSANDS)1 0 500 1,000 1,500 2,000 2,500 2004 2008 2012 2016 2020 2024E 2028E 50-Year Average 10+ Years of Underbuilding Supports Favorable Long-Term Fundamentals U.S. POPULATION AGE 35-44 (MILLIONS)2 35 40 45 50 2004 2008 2012 2016 2020 2024E 2028E Peak Household Formation Years 50 Underbuilding of homes since 2007-2009 financial recession creates significant cumulative deficit in available homes, supporting longer-term growth Favorable demographics; increasing amount of U.S. population to be in peak household formation years

WESTLAKE PIPE & FITTINGS EVERY PIECE MATTERS 51(1) Source: American Society of Civil Engineers 2021 Report Card for America’s Infrastructure Infrastructure Spending to Address Growing Investment Gap in Vital Water Systems Right Assets in Right Locations to Capitalize on Trend ASCE INFRASTRUCTURE GRADES1 Category Grade Comment Drinking Water C- 2.2 million miles of pipe; water main break every 2 minutes resulting in 6 billion gallons of treated water lost per day Stormwater D 3.5 million miles of storm sewers in U.S.; urban flooding results in $9B in damages annually Wastewater D+ 800,000 miles of public sewers and 500,000 miles of private lateral sewers with average lifespan of 40 to 50 years ASCE estimates “that the annual drinking water and wastewater [investment] gap will grow to $434 billion by 2029” • Poor infrastructure grade and history of underfunding points to growing investment gap • Government funding to address need driven by new construction and aging infrastructure • PVC increasingly seen as superior material for water management systems • As leading supplier of PVC solutions, we are well positioned to benefit

# Developing Innovative Solutions to Meet Agricultural Needs

## Westlake Certa-Set Irrigation Solution Can Displace Aluminum Irrigation



- Irrigation is responsible for ~70% of freshwater withdrawals worldwide
- **Certa-Set system is designed to prevent leakage and save labor time** with modular sections
  - Certa-Set hydraulically seals to **conserve and fully use water** entering the system
- Multiple studies completed with universities in CA have demonstrated potential water savings and improved application uniformity using Certa-Set PVC pipe with rotator sprinklers compared with standard aluminum pipe with impact sprinklers
  - These studies are ongoing and aim to determine Certa-Set irrigation treatment effects on crop growth
  - Initial results of ongoing studies appear to show benefits to plant growth
- Each acre of irrigated farm requires 1,100 ft of Certa-Set


ACRES IRRIGATED[1,2]
454,924
58,051
88,463
253,939
CA
AZ
OR
WA

(1) Acres irrigated with 'solid set' sprinkler irrigation
(2) Source: USDA National Agricultural Statistics Service

WESTLAKE PIPE & FITTINGS
EVERY PIECE MATTERS
52 | Westlake

WESTLAKE PIPE & FITTINGS EVERY PIECE MATTERS Robust North American Footprint and Distribution are Competitive Advantages 53 • Large diameter pipe typically sold within 500 miles of production site given high shipping cost • Westlake’s broad and geographically well-placed production footprint enables strong distribution coverage and leading market positions across North America (1) Production volume is for the twelve-month period ended March 31, 2024 (2) Revenue is for the twelve-month period ended March 31, 2024 STRATEGICALLY LOCATED NEAR HIGH DENSITY OF HOUSING UNIT PERMITS 79% 21% Housing Infrastructure Production by Segment1 81% 19% United States Canada Ship-to by Region2 Distribution Center Pipe & Fittings Plant

# Unparalleled Base of Satisfied, Repeat Customers

Customers recognize value of competitive advantages, driving repeat business



VOICE OF CUSTOMER ANALYSIS[1]
84%
74%
85%
75%
84%
72%
Customer Service
Sales Experience
Product Offerings
Westlake Pipe & Fittings
Combined Competitors

*"We prefer companies we can rely on. This helps establish trust and a commitment and helps us build a long-term relationship with a company."*
**Plumbing & Industrial Customer, U.S.**

*"Great partnerships make it easy to develop long-term relationships and opportunities."*
**Municipal Customer, Canada**

*"Very easy to work with and great customer service. They do a great job servicing us and have the products we need. Quality service from beginning to end. Responds quickly with solutions to meet our requests."*
**Municipal Customer, U.S.**

(1) Voice of Customer Analysis March 29, 2024

WESTLAKE PIPE & FITTINGS
EVERY PIECE MATTERS
54 | Westlake

WESTLAKE PIPE & FITTINGS EVERY PIECE MATTERS Providing Integrated Solutions Through Best-in-Class Technology 55 Robust product development funnel concentrated on innovation pillars of Systems, Connectivity & Sustainability Focused on materials development and optimization improvement Continuous improvement and automation to increase manufacturing efficiency and safety Use market intelligence to prioritize activities based on un-met customer needs, industry trends, and strategies 30+ patents in last 10 years Fully accredited internal development, qualification, and certification test lab Partnered with universities (Lehigh, University of Delaware, UC Davis, Cal Poly, Utah State) to improve and verify performance 40+ degreed engineers

WESTLAKE PIPE & FITTINGS EVERY PIECE MATTERS Technology Leader Across a Wide Array of End Markets 56 • We provide system solutions across our end markets, not just individual components • Innovative and integrated technologies such as PVCO, Certa-Lok, and Swing Joints deliver engineered systems to solve customer challenges • Our direct sales team with leading engineering and technical expertise fosters strong customer relationships • Our Specification & Technical Service engineering teams connect with municipalities and contractors to support specifications, consult on job designs & product installations Municipal Plumbing and Industrial Water Well Agricultural Irrigation Electrical Pool

# Case Study | PVC is Superior Material for New and Replacement Pipe Installation

## OPPORTUNITY

**Installers have choices when selecting pipe materials**

- Four types of pipe materials (PVC, ductile iron, cast iron, and concrete) make up 90% of water mains in U.S. and Canada
- Average age of U.S. water mains is +45 years, with >240,000 water main breaks / year
- 29% of installed pipe is PVC, representing opportunity to expand market share





## SOLUTION

**Promote PVC as superior material choice for new or replacement pipe**

- PVC pipe and fittings have a design life of over 100 years with lowest failure rate among alternative pipe materials
- PVC pipe does not corrode or support growth of bacteria or biofilms and is completely inert
- PVCO[1] is 75% lighter than ductile iron, most favorable life cycle costs[2], and PVCO uses 40% less material than PVCU[3]

## RESULTS

**Market share of PVC pipe has increased**

- PVC pipe as a percent of installed pipes in U.S. and Canada grew 7% from 2018 to 2023
- PVC pipe has lower manufacturing, transportation, installation operating costs compared to metal pipes

(1) Molecularly Oriented PVC
(2) Life cycle phases (production, transport, installation, and use) among PVC, HDRE, ductile iron, and concrete pipes; Unibell Life Cycle Assessment / Chris DeArmitt Plastics Distraction PPI 2022
(3) Unplasticized Polyvinyl Chloride

WESTLAKE PIPE & FITTINGS
EVERY PIECE MATTERS
57 | Westlake

# Case Study | PVCO Pipe: Sustainable Product that Provides a Strong Competitive Advantage in the Market

## OPPORTUNITY

**Customers want to achieve sustainability goals while ensuring return on investment**

- Customers looking for ways to incorporate sustainability practices into their businesses and products
- Customers want safe and durable materials that will perform and last



## SOLUTION

**PVCO delivers water solutions with 40% less PVC, saving energy in both manufacturing and shipping**

- Maintains the same safety performance standards as a standard PVC pipe
- Transmits 10%+ more water than comparable PVCU[1]
- Stronger and more robust mechanical properties than standard PVC pipe including 3x more impact resistant

## RESULTS

**84%[2] of customers highlight Westlake Pipe and Fittings products as a key purchase driver**

- Municipalities specifying PVCO as preferred water main material
- Positions Westlake as trusted partner to meet product and corporate sustainability criteria
- Preferred by installers for easier job site installation

| 40% | 75% | +10% |
|---|---|---|
| Lighter than Traditional PVC[3] | Lighter than Ductile Iron | Increase in Internal Flow vs. Traditional PVC[3] |

(1) Unplasticized Polyvinyl Chloride
(2) Voice of Customer Analysis March 29, 2024
(3) Traditional Westlake PVC

WESTLAKE PIPE & FITTINGS
EVERY PIECE MATTERS

58 | Westlake

WESTLAKE PIPE & FITTINGS EVERY PIECE MATTERS Case Study | The Certa-Lok Advantage: The Benefit of Restrained Joint Pipe 59 RESULTS Customers choosing Certa-Lok, resulting in incremental sales • Oklahoma City needed to quickly replace a damaged 18-inch steel potable water pipeline that was on an aerial bridge crossing • City engineers and contractor reviewed different solutions for lead time and ease-of-installation • Certa-Lok PVC pipe was chosen despite costing slightly more than ductile iron pipe • 600 ft of Certa-Lok pipe was installed in less than 2 days OPPORTUNITY Installers need solutions for challenging environments • Install pipelines under rivers, airports, and other critical infrastructure without disruption • Provide temporary and above ground water solutions • Minimize jobsite footprint and community disruption • Improve financial outcomes for customers SOLUTION Certa-Lok is a segmented, restrained joint PVC pipe solution for Municipal, Ag, Well, and Electrical applications • Certa-Lok enables horizontal direction drilling and pipe bursting installations - drill a tunnel underground and pull assembled pipe through the tunnel, eliminating trenches • Certa-Lok Yelomine is manufactured from a proprietary PVC compound that is UV and impact resistant for above ground installations and temporary water bypass needs

# Growth Drivers and Opportunities

## Economic Growth

- U.S. GDP

## HIP Market Growth

- Underbuilt housing
- Favorable demographics for housing demand
- Infrastructure Bill spend
- Aging infrastructure replacement need
- Growing agricultural irrigation demand
- Electrification demand

## Organic Share Growth

- PVC taking pipe share due to positive technical and lifecycle cost benefits
- Innovative product offerings, such as PVCO and Certa-Lok
- Broad and well-positioned geographic footprint
- Pipe, fitting, and integrated solutions adding value for customers

**~4%-6%**
Organic Growth Target

## Inorganic Growth

- Proven track record of accretive acquisitions and successful integrations
- Sales and distribution platform foundation in place
- Opportunistic mindset
- ROIC-driven culture and track record

+ Additional Inorganic Growth

WESTLAKE PIPE & FITTINGS
EVERY PIECE MATTERS
60 | Westlake

WESTLAKE PIPE & FITTINGS EVERY PIECE MATTERS Key Takeaways 61(1) See PVCO explanations on pages 59 and 60 Key Takeaways 1 We are one of the nation’s largest providers of PVC-based water management solutions to a variety of municipal, infrastructure, and residential end markets 2 We serve water infrastructure markets with robust, long-term demand trends for clean, fresh drinking water and waste and storm solutions, for both new construction and replacement 3 We provide highly innovative products and integrated solutions, including pipe and fittings systems as well as lightweight, more sustainable alternatives1 4 We deliver value to our customers through high quality service and distribution that ensures prompt and reliable delivery across our footprint 5 PVC offers technical and value advantage over alternative materials leading to pipe market share gains through ongoing investments to replace aging infrastructure

Value-Added and Differentiated Platform Renee Havrilla Vice President – Westlake Global Compounds

WESTLAKE GLOBAL COMPOUNDS EVERY PIECE MATTERS Key Messages 63 1 We are one of the largest global suppliers of specialty compounds serving diverse and attractive end markets of building products, consumer goods, automotive, and healthcare 2 We have the technical capabilities to offer highly customizable, customer-centric solutions to address specialized needs 3 Enhanced product breadth and technical capabilities to better serve our customers while leveraging Westlake’s PVC supply 4 We have global reach and broad industry exposure to formulate solutions that deliver optimal value and performance 5 We have unique material science and process expertise that allows us to integrate up to 97% recycled materials into certain Westlake Dimex landscape edging products

# Global Compounds At-a-Glance

- **Developer of specialty compounds providing highly customizable solutions to specific customer challenges**
  - Rigid and flexible PVC compounds
  - Formulated to meet specifications and customer parameters
- **Attractive end markets, including building products, industrial products, consumer goods, automotive, and healthcare**
- **Competitive advantages:**
  - Differentiating technology (including IP)
  - Vertical integration with innovative PEM products
  - Supply chain excellence
  - Global material science and process expertise
  - Strong management team

**REVENUE[1]**


46%
Geography[1]
54%
International
US


11%
1%
12%
End Markets[1]
76%
Building Products
Automotive
Healthcare
Other

**1,605**
Compounds[2]

**12**
R&D Facilities

**60**
Countries Served

**14**
Manufacturing Sites

**1,150**
Customers

**~1,100**
Employees

(1) Revenue is for the twelve-month period ended March 31, 2024
(2) Current data for Westlake Housing and Infrastructure Products ("HIP")

WESTLAKE GLOBAL COMPOUNDS™
EVERY PIECE MATTERS
64 | Westlake

# Accelerating Growth through Attachment to Industry Tailwinds


$3.2B
TAM[1]
4%-6%
Overall Global Compounds Market Expected CAGR[1]

- Robust demand across primary end markets
  - Demand in building materials, largest end market, driven by expected long-term growth in housing starts
  - Electrification across industries requires innovation to meet niche product specifications: growth in electrical components used at home, increasing number of people working from home, automotive electrification, 5G / communications rollout
- Increased recycling and new bio-content compounds
  - Commenced recycling of single-use plastic from first customer, a medical institution
  - Utilizing Westlake GreenVin™ PVC and other raw materials to increase bio-attributed and bio-based content
- Capturing greater penetration into customers' raw material market share with tailored solutions to customer-specific parameters and offering supply chain services creating ease of doing business
- Outgrowing the market by developing unique compounds and solutions for attractive end markets

(1) Total Addressable Market (TAM) and projected market growth based on internal estimates

WESTLAKE GLOBAL COMPOUNDS™
EVERY PIECE MATTERS
65 | Westlake

WESTLAKE GLOBAL COMPOUNDS EVERY PIECE MATTERS Increasing Our Leading Scale Across Diverse End Markets Through Organic and Inorganic Growth 66 Axiall Acquisition • 4 NA plants and R&D lab • Rigid, powder, and flexible compounds • Electrification, building & construction, industrial, and packaging markets 2016 Nakan Acquisition • 7 global plants and 9 R&D centers • PVC additives business in Japan • Electrification, building & construction, industrial, automotive, healthcare, consumer goods, and packaging markets 2019 Dimex Acquisition • Recycled compounds and consumer products for outdoor living and commercial applications Built Rigid Powder Plant in U.S. • Building and construction markets 2021 New Healthcare Plant in Mexico • Disposable medical device compounds New Calligram Pilot Plant • Exclusive coated textile for luxury goods, automotive, and marine markets 2023 New Compounds Plant in China • Automotive, electrification, and building & construction markets Major Expansion in Vietnam • Automotive, healthcare, consumer goods, packaging, building & construction, and electrification markets 2024

# Providing Innovative Solutions for Complicated Needs Across Attractive Markets

## Offering Customers Breadth of Highly Customized and Innovative Solutions

- Extremely skilled research team, including 20+ PhDs
- Dedicated R&D teams partner with customers to co-develop tailored solutions and compound innovations to meet complex needs and technical specifications
- Innovative technologies, with 114 patents
- Targeting markets aligned with value proposition: highly engineered and long-life applications, requiring deep understanding of customers' products and processes to provide tailored solutions
- Strategic partnerships at automotive and healthcare OEMs and Tier 1s

### VITALITY INDEX[1]



Target = 30%
31%
32%
32%
30%
27%
2020
2021
2022
2023
2024



### Building Products

- Building wire
- Windows & doors
- Interior & exterior accessories
- Architectural products
- Electrical outlets & conduit
- Siding & roofing
- Flooring & wallcovering

✓ Leader in rigid pipe fittings & electrical products tailored to customer parameters



### Consumer Goods

- Footwear
- Vinyl records
- Point of purchase
- Appliances
- Bottle & closures
- Garden hoses
- Matting
- Printed textiles
- Textile coatings

✓ Highly specialized, global product line serving multiple continents



### Electrification

- Building wire
- Appliance wire
- Industrial wire
- Telecom wire
- Automotive wire

✓ Reliability for regulated products

✓ Lot-to-lot consistency



### Healthcare

- Therapies tubing
- IV accessories
- Catheters
- Medical packaging
- Masks

✓ Meet rigorous regulations and OEM Quality Management System requirements

(1) Percent of sales from new products less than three years old

WESTLAKE GLOBAL COMPOUNDS™
EVERY PIECE MATTERS
67 | Westlake

WESTLAKE GLOBAL COMPOUNDS EVERY PIECE MATTERS Unique and Growing Geographic Footprint to Support Global Customer Base 68 STRATEGIC FOOTPRINT • Operations, technical support centers, and research & innovation laboratories strategically located near key markets and customers • Provides flexibility to align production with market demand • Global expansion initiatives and opportunities guided by high growth, geographic regions with critical mass Americas USA Aberdeen, Mississippi Gallman, Mississippi Houston, Texas Madison, Mississippi Marietta, Ohio Novi, Michigan Prairie, Mississippi Mexico Matamoros, Mexico Europe France Reims, France Spain Barcelona, Spain Italy Milan, Italy Germany Eilenburg, Germany Asia Pacific Vietnam Bien Hoa, Vietnam Japan Saitama, Japan Tokyo, Japan China Chanshu, China Jiangsu, China Taicang, China

# Delivering Differentiated Solutions to Broad Range of Customers

## Global Reach

- Technical capabilities and customizable solutions help foster relationships with clients to solve specific product, operations and sustainability challenges, making Westlake the partner of choice
- Customers benefit from a diverse, global network of trusted raw material suppliers by receiving reliable, consistent quality and access to a wide range raw materials, supports Westlake's reputation as a dependable supplier
- Utilize global distribution partners to improve logistics, reduce lead times, increase financial flexibility and provide trusted Westlake-branded compounds

## Westlake Understands the Importance of Its Sustainability Goals

- Silver EcoVadis sustainability ratings for Automotive and Medical business, demonstrating the integration of Corporate Social Responsibility in the business and management system
- Product development offering bio-based, bio-attributed compounds and mechanical recycled PIVOTAL compounds
- Purchase customers' industrial scrap (PIR) to manufacture up to 97% recycling for certain Westlake Dimex landscape edging products

*"Westlake works very hard to respond quickly when we have an issue and there is a long-standing trust relationship based on their employees."*
**Fittings Customer**

*"Westlake has high product performance, they deliver on time, and their support teams are all available."*
**Wire & Cable Customer**

*"They are the most consistent supplier around."*
**Industrial Materials Customer**

WESTLAKE GLOBAL COMPOUNDS™
EVERY PIECE MATTERS
69 | Westlake

WESTLAKE GLOBAL COMPOUNDS EVERY PIECE MATTERS Technology Leader in Specialized Markets 70 • Attractive markets: • Unique IP and product specifications • Harder for smaller players to supply highly regulated products (e.g., automotive instrument panels, specialized wire & cable, medical devices) • Specialized formulations tailored to customer parameters makes it more difficult to displace market leaders • Westlake has a wide range of solutions and is well-prepared to help customers solve diverse problems, with strong global vendor relationships and global presence compared to competitors and • Developing new compounds to expand into new applications and markets as well as providing solutions for customers’ sustainability goals

WESTLAKE GLOBAL COMPOUNDS EVERY PIECE MATTERS Case Study | Growing Share in Specialized Products and Applications 71 OPPORTUNITY Develop specialized products with substantial barrier to entry for competitors • Demand for enhancing current compounds for superior performance and to meet customer’s sustainability goals • Demand driven by growth in applications including automotive, electrification, and consumer products RESULTS Growth in specialty business and technical achievements • Continue to maintain significant market share of global PVC instrument panel soft touch skins market • Demonstrated instrument panel performance with raw materials extracted from instrument panel skins • Achieved first sale of bio-based compounds at a shoe sole customer and PIVOTAL PVC compounds in an electrical application in 2024 • Started supply of Calligram custom- printed textiles to a luxury goods customer SOLUTION We have developed compounds to outperform in niche applications • Includes enhanced performance of instrument panel soft touch skins, Calligram coated textiles for back lighting, and custom printing for automotive interiors • Bio-based and bio-attributed compounds for industrial wire & cable, shoe soles, automotive and Calligram applications; Utilizes Vinnolit GreenVin PVC, integrated supply • PIVOTAL recycled PVC compounds produced with mechanical recycled raw materials • Scale to produce and supply from global operations

WESTLAKE GLOBAL COMPOUNDS EVERY PIECE MATTERS 72 OPPORTUNITY Divert plastic waste from landfills • Post-industrial and post- consumer PVC and other plastic materials can be recycled • Reduce plastic waste by recycling to increase post- industrial and post consumer material usage SOLUTION Manufacture PIVOTAL compounds and industrial & consumer products from recycled plastic • Westlake Dimex has 30+ years of experience manufacturing with recycled plastic resins • Achieved nine GreenCircle® Certified Recycled Content certifications • PIVOTAL Compounds require less material to manufacture final product, processes that consume fewer resources • Final products that use recycled material include landscape, paver, and dock edging; home, office, and automotive mats; industrial matting; and control joints RESULTS Westlake Dimex is one of largest recyclers of plastic resins in U.S. • Capability to process 100 million+ pounds of recycled plastic materials annually • 600+ consumer and commercial products made from recycled plastic • Recycled material provides 15%-20% cost savings compared to prime products • Recycled PIVOTAL compounds used in building and construction applications contribute toward LEED® certification • Market-leading landscape edging products manufactured from recycled resins, with some GreenCircle® certified to contain ≥97% recycled content Case Study | Developing Innovative Westlake Dimex Products and Solutions that Incorporate Recycled Plastic Resins

WESTLAKE GLOBAL COMPOUNDS EVERY PIECE MATTERS Case Study | Pilot-Testing Single-use Medical Waste Through Differentiated Mechanical Recycling 73 OPPORTUNITY Medical institutions are one of the leading consumers of single- use plastic • Mainstream plastic recycling workflows not acceptable for medical waste • Global plastics market for medical applications is growing at 7% per year RESULTS Partnered with a large medical provider to process single- use plastic medical waste • First program may reduce post consumer waste sent to landfills in finished matting products in next 6-12 months • Continue to progress nationally with the PVCMed Alliance to expand program SOLUTION Commenced recycling of single-use plastic medical waste from first customer • Discuss recycling of PVC tubing, masks and saline bags with local hospital emergency rooms • Implement hospital program to collect and sort medical post-consumer waste (PCR) to produce PIVOTAL compounds Manufacture industrial & consumer products from recycled medical waste • Technology enabled by Dimex acquisition to produce home, office, automotive, and industrial matting

WESTLAKE GLOBAL COMPOUNDS EVERY PIECE MATTERS 74 OPPORTUNITY Growing demand for specialty compounds to quickly meet precise specifications and improve the overall customer experience • Specialty applications and new customers within existing markets require new compound development • Shortening of available time to market results in challenging time frame for product development • Customers desire 24/7 access to Westlake and self-service RESULTS Shorter time from concept to compound and overall improved customer satisfaction • Expected to achieve reduced product development time by 20% and improve lab efficiency by 10% by early 2025 • Transformed global R&D department to utilize AI and leverage cross-project learning to obtain high predictive accuracy in formulation development • Reduce number of iterations to provide successful results that meet customer expectations and requirements • 30%+ of current customers are using Sales Portal to enter orders as well as to access order and overall product information Case Study | Driving Growth and Increasing Customer Satisfaction Through Digital Solutions SOLUTION We have invested in digital solutions and AI to accelerate product innovation • Utilizing a R&D cloud platform, built a global digital laboratory database of formulations and performance to leverage AI to accelerate the pace of innovation • Built a Sales Portal with Salesforce for online orders and self-service items including order updates, technical information and process guides and invoices

# Growth Drivers and Opportunities

## Economic Growth

- Global GDP

## Housing, Medical, and Automotive Growth

- Underbuilt housing and infrastructure
- Favorable demographics for housing demand
- Growing medical needs from aging population
- Increasing EV, electrification, and connectivity demand
- Expansion of emerging and developing economies

## Organic Share Growth

- Technical capabilities and range of solutions to address customer needs
- Innovation driven by leading technical team
- Global footprint to serve customers worldwide, with recent expansions in Mexico, China, and Vietnam
- Ability to provide sustainable solutions with bio-attributed, bio-based and recycled content

**~4%-6%**
Organic Growth Target

## Inorganic Growth

- Proven track record of accretive acquisitions and successful integrations
- Global sales and distribution platform in place
- Fragmented global industry
- Opportunistic mindset
- ROIC-driven culture and track record

+ Additional Inorganic Growth

WESTLAKE GLOBAL COMPOUNDS™
EVERY PIECE MATTERS
75 | Westlake

WESTLAKE GLOBAL COMPOUNDS EVERY PIECE MATTERS Key Takeaways 76 Key Takeaways 1 We are one of the largest global suppliers of specialty compounds serving diverse and attractive end markets of building products, consumer goods, automotive, and healthcare 2 We have the technical capabilities to offer highly customizable, customer-centric solutions to address specialized needs 3 Enhanced product breadth and technical capabilities to better serve our customers while leveraging Westlake’s PVC supply 4 We have global reach and broad industry exposure to formulate solutions that deliver optimal value and performance 5 We have unique material science and process expertise that allows us to integrate up to 97% recycled materials into certain Westlake Dimex landscape edging products

Delivering Shareholder Value Steve Bender Executive Vice President and Chief Financial Officer

EVERY PIECE MATTERS 80% 20% N. America International 65% 35% PEM HIP A Leading Producer of North American Building Products as Well as Performance-Oriented and Essential Materials FINANCIAL PERFORMANCE1 BALANCE SHEET & CASH FLOW1 $12.2B Sales 0.62x Net Debt to EBITDA2 $2.3B EBITDA2 ~16 Years Avg. Debt Maturity 19% EBITDA Margin2 $1.9B Operating Cash Flows $0.9B Net Income2 88% Cash Flow Conversion2 Sales by Segment1 Sales by Region1 Sales % WLK Sales EBITDA Margin2 Production Locations Employees HIP $4.3B 35% 24% 70 ~8,100 PEM $7.9B 65% 16% 30 ~6,800 Total $12.2B 19% Strong Financials and Balance Sheet With Leadership Positions Across Several End Markets 78 (1) Numbers reflect performance for the twelve-month period ended March 31, 2024 (2) EBITDA and Net income excludes “Identified Items” consisting of a $475 million non-cash impairment charge and a $150 million charge to fully resolve certain claims; please see the reconciliations included in the appendix to this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures Twelve-month period ended March 31, 2024

EVERY PIECE MATTERS Strategic Pillars of Westlake Corporation 79 More Stability in Earnings & Cashflow • PEM and HIP generally have different cycles and margin drivers, which helps to dampen overall earnings volatility • HIP is less capital intensive than PEM, which improves ROA/ROCE • HIP is less cyclical than PEM • HIP provides captive off-take for PEM, improving operating rates and domestic sales mix • Vertical integration lowers unit cost production and creates highly reliable operations across both segments HIP Creates New Opportunities to Apply Proven M&A Skills • Leveraging M&A expertise in disciplined capital deployment and successful integration • Provides bolt-on acquisition opportunities in fragmented industry • Allows opportunistic capital allocation across best opportunities from each segment Enhances Innovation and Brand Value Across Both Segments • Leveraging PEM’s material science and HIP’s product expertise • Strongly supports introduction of technically advanced products • Branding drives loyalty and stickier sales with key customer base • Coast-to-coast footprint helps build strong relationships with customers Cashflow Profile Supports Stronger Investment in HIP • HIP has substantial access to capital from Westlake • Enables innovation and efficiency investments in HIP’s operations • Lower capital intensity and less cyclical earnings yield better average ROA over cycle HIPPEM Combined Segments Offer Lower Volatility and Greater Reliability to Investors and Customers

EVERY PIECE MATTERS Historical HIP Performance 80(1) Please see the reconciliations included in the appendix to this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures $1.9 $2.1 $3.1 $4.8 $4.2 13.5% 18.5% 17.2% 20.0% 22.5% 2019 2020 2021 2022 2023 Organic Revenue Inorganic Revenue EBITDA Margin¹ • Strong end market demand • Strategic investments in growth and innovation • Operational excellence • Product mix and product innovation • Cost controls • Pricing • Automation and efficiency • Synergies from acquisitions and cross-selling TOTAL HIP REVENUE ($B) AND EBITDA MARGIN (%)

EVERY PIECE MATTERS Updating FY2024 HIP Guidance Based on Strength in Business 81 Record 1Q 2024 EBITDA and EBITDA margin driven by solid sales volume growth, lower materials costs, improved sales mix, and cost-saving actions compared to 1Q 2023 Solid 14% YoY sales volume growth reflects the strong value of our brands and the importance of our products to our customers’ ability to create value for home buyers despite elevated mortgage rates HIP backlog order volume remains solid for most product categories to start 2Q 2024, indicating a continuation of recent strong demand Cost savings from acquisition synergies and automation efficiencies Updated FY2024 EBITDA Margin Guidance ~20%-22% +200bps vs. 1Q 2024 Guidance Updated FY2024 Revenue Guidance $4.3B-$4.6B +6% at midpoint vs. 1Q 2024 Guidance + + + +

EVERY PIECE MATTERS Housing and Infrastructure Products Update 82 Longer-term fundamentals for housing strength remain intact due to decade- plus of underbuilding, increasingly favorable demographics, and remote work popularity Leading positions in key markets enabling HIP to capitalize on resilient North American residential construction, repair and remodel spending, and infrastructure needs Breadth of HIP’s footprint and expansive product offerings provide customers the branded products they need to execute their growth plans as well as the product cross-selling and product suite sales that helped drive HIP’s record 1Q 2024 operating income Elevated existing home prices driving increased home equity, supporting repair and remodel activity Strong pipe and fittings demand growth, particularly for large-diameter pipe, which is typically a positive leading indicator for future new residential construction This leading indicator is encouraging across the building product categories where HIP has leading market positions Future new residential construction is also positively correlated with an increase in demand for building wire compounds, where Westlake is a market leader

EVERY PIECE MATTERS Investment Criteria to Drive Growth 83(1) We consider a product to be "sustainable" if it improves energy efficiency, reduces material consumption, increases use of renewable power and/or feedstock, or contributes to a circulate economy Supporting Key Attributes Strategic Filters Defining a Proven M&A Strategy to Drive Bottom-Line Growth and Enhance Return on Capital Positioned for Profitable Growth Deep Competitive Moat Favorable Market Outlook Strong Cash Flows and Balance Sheet More Sustainable Product Offering1 Adjacent Applications and Products in Core HIP & PEM Segments Improves Vertical Integration Strategy to Further Reduce Costs Buying Below Replacement Costs Enhances Production and Technology Capabilities Disciplined and Opportunistic Approach to Acquisition Opportunities

EVERY PIECE MATTERS A Proven Strategy of Creating Value 84 Vertically Integrated, Globally Advantaged Robust Shareholder Value North America Focused Branded Products Superior Stewards of Capital Integrated chain supported by a well invested production footprint with a globally advantaged low-cost position and downstream focus Strong brand recognition across the portfolio with resilient businesses and sustainably oriented products Maintaining our strong capital discipline aimed at operational improvements, capacity additions, and M&A backed by an economic value-add approach Maximizing long-term shareholder value through focused execution, capital allocation, partnering with customers, and delivering essential products with a focus on sustainability1 Leveraging historical strengths across incremental opportunities (1) We consider a product to be "sustainable" if it improves energy efficiency, reduces material consumption, increases use of renewable power and/or feedstock, or contributes to a circulate economy Aimed at Enhancing Returns Through Value Creation and Customer Solutions

EVERY PIECE MATTERS Westlake’s History of Delivering Strong Financial Results 85 (1) Please see the reconciliations included in the appendix to this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures (2) Source: FactSet: Chemical Peers includes: EMN, HUN, OLN, LYB, DOW; Building Products Peers includes: JHX, FBIN, MAS, PGTI, DOOR, CNR, JELD Higher Sales, Margins and Returns Attributable to: • Focused Bottom Line Growth • Asset Quality • Operating Rate Advantages • Chain Integration • Leading Market Positions • Specialty & Downstream Focus • Advantaged Feedstock 0% 5% 10% 15% 20% 25% Return on Assets Return on Capital Employed¹ EBITDA Margin¹ Westlake Chemical Peers Building Product Peers Sales EBITDA1 Free Cash Flow Per Share1 $4.4B $12.5B 2014 2023 $1.3B $2.6B 2014 2023 $4.50 $10.12 2014 2023 TEN YEAR AVERAGE OF RETURNS AND MARGINS (2014-2023)2 TEN YEAR COMPOUND ANNUAL GROWTH RATE (CAGR) PERFORMANCE 11% CAGR 7% CAGR 8% CAGR 25% Westlake Average15% Westlake Average9% Westlake Average

EVERY PIECE MATTERS Delivering Outsized Shareholder Returns 86Source: FactSet, beginning August 11, 2004, and as of May 31, 2024 SHARE PRICE PERFORMANCE SINCE IPO (Indexed to 100)* 0 500 1,000 1,500 2,000 2,500 3,000 2004 2008 2012 2016 2020 WLK S&P 500 Index S&P MidCap 400 Building Products Index S&P MidCap 400 Chemicals Index • Positioned for profitable growth in new markets and leveraging our globally advantaged cost position • Deep competitive moat with leading market positions in our PEM and HIP segments with value-added products with a significant R&D and innovation pipeline • Favorable market outlook with strong demand drivers and a limited industry capacity addition outlook • Strong cash flows and balance sheet supports growth initiatives • Goal to expand sustainable product offerings and solutions for customers Strong Capital Management and Operational Excellence Has Driven Exceptional Long-Term Value Creation 2024

EVERY PIECE MATTERS Growth and Profitability Compared with Selected Peers 87 Strong Operating Performance Driving Above-Average Margins -8.7% -2.5% 0.5% 3.5% 7.0% 7.1% 7.5% 13.1% 15.1% FBIN LPX JELD MAS HIP OC TREX JHX AZEK 2020-2023 REVENUE CAGR1 8.2% 17.9% 18.3% 18.6% 22.0% 22.5% 24.6% 28.0% 29.8% JELD LPX FBIN MAS AZEK HIP OC JHX TREX 2023 EBITDA MARGIN1,2 I HIP (1) Source: FactSet, except HIP that is stated on a pro-forma basis, which includes 2021 acquisitions (2) Please see the reconciliations included in the appendix to this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures

EVERY PIECE MATTERS Westlake History of Maintaining A Strong Balance Sheet 88 (1) Please see the reconciliations included in the appendix to this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures (2) Source: Bloomberg, Chemical Peers includes: EMN, HUN, OLN, LYB, DOW; Building Products Peers includes: JHX, FBIN, MAS, PGTI, DOOR, CNR, JELD STRONG BALANCE SHEET WITH SIGNIFICANT AVAILABILITY TO SUPPORT FUTURE GROWTH AND INVESTMENT Net Debt to EBITDA1 vs. Strong Credit Ratings Support Additional Funding S&P BBB Fitch BBB Moody’s Baa2 NET DEBT TO EBITDA1 0.62x Peer Average2 1.9x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2015 2016 2017 2018 2019 2020 2021 2022 2023 WLK Chemical Peers² Building Products Peers² Cash $3,304M Fully Undrawn Revolver $1,500M Total Available Liquidity ~$4,804M Total Debt $4,906M Debt maturity life of ~16 years +99% of debt is fixed rate averaging 3.2% APR As of Dec 31, 2023 As of Dec 31, 2023 Temporary increase in debt from Axiall acquisition Reduced debt by $500M+ Retired $1.2B of debt Retired $254M of debt Funded four transformational acquisitions

EVERY PIECE MATTERS 89 Every Piece Matters: Building Long-Term Growth Organic Growth Drivers • Investments in technical capabilities and innovation to solve customer needs • Extensive footprint to serve customers • Robust and integrated supply chain, including products with recycled content • Growing market share through partnerships with large homebuilders and distributors • Broad product portfolio with differentiating competitive advantages adding value for customers • Strong alignment with leading customers that drives lasting relationships and fosters cross-selling Inorganic Growth Drivers • Disciplined capital allocation framework backed by ROIC-driven culture and history of value creation • Proven track record of accretive acquisitions and successful integrations • Global sales and distribution platform foundation in place • Opportunistic mindset • Fragmented global industries with room for consolidation Maintaining Strong Margins while Growing Organic Revenue Above the Market at ~5%-7%

EVERY PIECE MATTERS Summary 90 1 Westlake’s Housing & Infrastructure Products (HIP) and Performance & Essential Materials (PEM) segments are highly complementary and combined portfolio has significant commercial advantages 2 HIP comprised of robust businesses, with market-leading positions across Westlake Royal Building Products , Westlake Pipe & Fittings, and Westlake Global Compounds 3 Well-positioned to execute on a portfolio of opportunities by leveraging proven product and solutions innovation capabilities, operational excellence, and value-creating capital allocation 4 Disciplined investment culture and a strong balance sheet provide the ability to weather economic cycles and generate strategic bottom-line growth 5 Strong and experienced leadership with a track record of operating excellence, asset allocation, and successful acquisitions and integrations, driving long-term value creation

Q&A

Appendix

EVERY PIECE MATTERS Forward-Looking Statements 93 This presentation contains certain forward-looking statements including statements regarding our cost savings objectives and our ability to maintain synergies, pricing and demand for our products, global macroeconomic conditions, anticipated sales volumes, expectations regarding the non-recurring nature of unusual items such as the $475 million non-cash impairment charge and a $150 million charge to fully resolve certain claims (together, the “Identified Items”), industry outlook for our Housing and Infrastructure Products segment, our cost control and efficiency efforts, the effects of changing demographics in the markets that we serve, anticipated residential construction and infrastructure growth, medical and automotive demand, consumer trends, such as the popularity of remote work, electrification trends, housing market fundamentals, the proliferation of electrification, consumer sentiment regarding products manufactured domestically and sustainability, expectations regarding mortgage rates and their effects on the affordability of homes, trends in labor rates, expectations regarding homebuilder confidence, the anticipated effects of our branding efforts and cross-selling activities, our cost advantages in the North American market, competitive advantages, disciplined and opportunistic capital allocation and deployment, availability of capital, merger and acquisition opportunities, the durability of our products, our sustainability efforts, product innovation, shipping disruptions, customer inventory levels resulting from destocking activities, and upward guidance of revenue and EBITDA (based primarily on an assumption of an increase in forecasted volume for some of our products). Actual results may differ materially depending on factors, including, but not limited to, the following: general economic and business conditions, including inflation, interest rates and possible recession; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and conflict in the Middle East, Russia, Ukraine and elsewhere; uncertainties associated with pandemic infectious diseases; uncertainties associated with climate change; the potential impact on the demand for ethylene, polyethylene and polyvinyl chloride due to initiatives such as recycling and customers seeking alternatives to polymers; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, labor difficulties, transportation interruptions, spills and releases and other environmental risks); changes in laws or regulations, including trade policies; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward- looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

EVERY PIECE MATTERS Use of Non-GAAP Financial Measures 94 This presentation makes reference to certain “non-GAAP financial measures” as defined in Regulation G of the U.S. Securities Exchange Act of 1934, as amended. For this purpose, a non-GAAP financial measure is generally defined by the Securities and Exchange Commission as a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that (1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or (2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. We report our financial results in accordance with U.S. generally accepted accounting principles (U.S. GAAP), but believe that certain non-GAAP financial measures, such as EBITDA, EBITDA margin, net debt, cash flow conversion and free cash flow, and measures that exclude the effects of the Identified Items, provide useful supplemental information to investors regarding the underlying business trends and performance of the Company's ongoing operations and are useful for period-over-period comparisons of such operations. These non- GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the financial measures prepared in accordance with U.S. GAAP. A reconciliation of (i) EBITDA to net income, income from operations and net cash provided by operating activities, (ii) EBITDA margin to net profit margin, (iii) net debt to total debt, (iv) free cash flow to net cash provided by operating activities, and (v) other measures reflecting adjustments for the effects of the Identified Items can be found in the appendices at the end of this presentation.

Financial Reconciliations

EVERY PIECE MATTERS Reconciliation of Westlake EBITDA to Net Income and to Cash Flow from Operating Activities 96 (in $ millions) Non-GAAP Financial Measures This presentation includes the non-GAAP measure EBITDA. A reconciliation to net income and to cash flow from operating activities is included above.

EVERY PIECE MATTERS Net cash provided by operating activities $ 169 $ 512 $ 573 Changes in operating assets and liabilities and other Deferred income taxes Net income (loss) Less: Other income, net Interest expense Provision for income taxes Income (loss) from operations Add: Depreciation and amortization Other income, net EBITDA 546 825 Add: Impairment Charge Litigation Settlement Charge EBITDA excl. Identified Items $ 546 $ 825 $ 390 Income (loss) from operations margin 7% 16% (20%) EBITDA excl. Identified Items margin 18% 25% 14% - - 150 - - 475 Three months ended March 31, 20232024 2023 Three months ended December 31, (In millions of dollars) (1,168)(6) (121) 108 22 16 (487)185 407 (41)(40) (42) 35 50 22 (552) 223 536 71 (48) (109) 35 50 22 282 273 267 (235) Reconciliation of EBITDA excl. Identified Items to EBITDA, Net Income, Income from Operations and Net Cash Provided by Operating Activities 97

EVERY PIECE MATTERS Net income (loss) $ 185 $ 407 $ (487) Less: Net income attributable to noncontrolling interests Net income (loss) attributable to Westlake Corporation 174 394 (497) Add: Impairment charge, after-tax Litigation settlement charge of $150 million, after-tax Net income attributable to Westlake Corporation excl. Identified Items $ 174 $ 394 $ 93 Diluted earnings (loss) per common share attributable to Westlake Corporation $ 1.34 $ 3.05 $ (3.86) Add: Impairment charge per share 3.69 Litigation settlement charge per share 0.89 Diluted earnings per common share attributable to Westlake Corporation excl. Identified Items $ 1.34 $ 3.05 $ 0.72 - - - - - 475 115 - 11 13 10 - - Three months ended March 31, Three months ended December 31, 2024 2023 2023 (In millions of dollars, except per share data) Reconciliation of Net Income Attributable to Westlake Corporation and Earnings Per Diluted Share to Net Income and Diluted Earnings Per Share excl. Identified Items 98

EVERY PIECE MATTERS Consolidated Statements of Operations 99 Performance and Essential Materials Sales $ 1,931 $ 2,349 $ 1,880 Housing and Infrastructure Products Sales 1,044 1,007 946 Net sales 2,975 3,356 2,826 Cost of sales Gross profit Selling, general and administrative expenses Impairment of goodwill and long-lived assets Amortization of intangibles Restructuring, transaction and integration-related costs Income (loss) from operations Interest expense Other income, net Income (loss) before income taxes Provision for (benefit from) income taxes Net income (loss) Net income attributable to noncontrolling interests Net income (loss) attributable to Westlake Corporation $ 174 $ 394 $ (497) Earnings (loss) per common share attributable to Westlake Corporation: Basic $ 1.35 $ 3.07 $ (3.86) Diluted $ 1.34 $ 3.05 $ (3.86) 13 10 11 (487) 109 22 (552) (41) 35 2023 (In millions of dollars, except per share data) (558) (71) 48 (40) (42) 407 233 516 50 22 185 4 3 223 536 - - 475 30 31 30 209 222 224 Three months ended March 31, Three months ended December 31, 466 792 2023 2,627 199 2,509 2,564 2024

EVERY PIECE MATTERS Reconciliation of PEM EBITDA excl. Identified Items, HIP EBITDA and Corporate EBITDA to Operating Income (Loss) 100 Three months ended March 31, Three months ended December 31, 2024 2023 2023 Performance and Essential Materials EBITDA excl. Identified Items $ 253 $ 615 $ 201 Less: Impairment Charge - - 475 Litigation Settlement Charge - - 150 Depreciation and Amortization 220 210 229 Other income, net 11 2 11 Performance and Essential Materials Operating Income (Loss) 22 403 (664) Housing and Infrastructure Products EBITDA 264 205 173 Less: Depreciation and Amortization 50 55 50 Other income, net 4 7 2 Housing and Infrastructure Products Operating Income (Loss) 210 143 121 Corporate EBITDA 29 5 16 Less: Depreciation and Amortization 3 2 3 Other income, net 35 13 22 Corporate Operating Income (Loss) (9) (10) (9) Performance and Essential Materials Operating Income (Loss) 22 403 (664) Housing and Infrastructure Products Operating Income (Loss) 210 143 121 Corporate Operating Income (Loss) (9) (10) (9) Total Operating Income (Loss) 223$ 536$ (552)$ (In millions of dollars)